SUB-ITEM 77D

The Global Value Fund (the "Fund), a series of MFS Series Trust X, modified its investment objective. The modification made to the investment objective is described in the prospectus contained in the Post-Effective Amendment No. 50 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on November 26, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS European Equity Fund (the "Fund"), a series of MFS Series Trust X, added disclosure to its "Principal Risks of an Investment" section of the Fund's prospectus. The disclosure that was added pertains to foreign securities risk and over-the-counter risk. A description of this disclosure is described in the prospectus contained in the Post-Effective Amendment No. 50 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on November 26, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS Government Mortgage Fund (the "Fund"), a series of MFS Series Trust X, modified disclosure to its "Principal Investment Policies" section and added credit risk disclosure to its "Principal Risks of an Investment" section of the Fund's prospectus. A description of each disclosure is described in the Fund's prospectus contained in the Post-Effective Amendment No. 50 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on November 26, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Strategic Value Fund (the "Fund"), a series of MFS Series Trust X, added disclosure to its "Principal Risks of an Investment" section of the Fund's prospecuts. A description of this disclosure is described in the prospectus contained in the Post-Effective Amendment No. 50 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on November 26, 2003, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.